JOINT FILING AGREEMENT

         In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, each of the persons named below agrees to the joint filing on behalf of each of them of a Statement on Schedule 13D (including amendments thereto) with respect to the common stock, par value $.01 per share, of Cadiz Inc., a Delaware corporation, and further agrees that this Joint Filing Agreement be included as an exhibit to such filings provided that, as contemplated by Section 13d-1(k)(l)(ii), no person shall be responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.


         Dated: April 11, 2001

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
                                          LONE STAR SECURITIES FUND, L.L.C.

                                          By:       LSOF Investments, LLC
                                                    Managing Member

                                                    By:       Lone Star Securities Limited
                                                              Sole Member

                                                              By:       Lone Star Opportunity Fund, L.P.
                                                                        Sole Stockholder

                                                                        By:        Lone Star Partners, L.P.
                                                                                   General Partner

                                                                                   By:       Lone Star Management Co., Ltd.
                                                                                             General Partner

                                                                                             By: /s/ Benjamin D. Velvin III
                                                                                                 ----------------------------
                                                                                                 Name: Benjamin D. Velvin III
                                                                                                 Title: Vice President




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
                                                    LSOF INVESTMENTS, LLC

                                                    By:       Lone Star Securities Limited
                                                              Sole member

                                                              By:       Lone Star Opportunity Fund, L.P.
                                                                        Sole Stockholder

                                                                        By:        Lone Star Partners, L.P.
                                                                                   General Partner

                                                                                   By:       Lone Star Management Co., Ltd.
                                                                                             General Partner

                                                                                             By: /s/ Benjamin D. Velvin III
                                                                                                 -------------------------------
                                                                                                 Name: Benjamin D. Velvin III
                                                                                                 Title: Vice President

                                                    LONE STAR SECURITIES LIMITED

                                                    By:       Lone Star Opportunity Fund, L.P.
                                                              Sole Stockholder

                                                              By:       Lone Star Partners, L.P.
                                                                        General Partner

                                                                        By:        Lone Star Management Co., Ltd.
                                                                                   General Partner

                                                                                   By: /s/ Benjamin D. Velvin III
                                                                                       -------------------------------
                                                                                       Name: Benjamin D. Velvin III
                                                                                       Title: Vice President


                                                    LONE STAR OPPORTUNITY FUND, L.P.

                                                    By:       Lone Star Partners, L.P.
                                                              General Partner

                                                              By:       Lone Star Management Co., Ltd.
                                                                        General Partner

                                                                        By: /s/ Benjamin D. Velvin III
                                                                            ------------------------------
                                                                            Name: Benjamin D. Velvin III
                                                                            Title: Vice President


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

                                                    HUDSON ADVISORS, L.L.C.

                                                    By: /s/ Robert J. Corcoran
                                                        ---------------------------------
                                                        Name: Robert J. Corcoran
                                                        Title: President
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